SECURITIES AND EXCHANGE COMMISSION

450 Fifth Street, N.W.
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: November 20, 2003

Volkswagen Auto Lease Underwritten Funding, LLC
VW Credit Leasing, LTD.
Volkswagen Auto Lease Trust 2002-A

(Exact Name of Registrant as Specified in Charter)

EXHIBITS

Delaware	333-99199	11-365048-3

38-6738618

(State of Incorporation)	(Commission File Number)	(IRS Employer Id. Nos.)

3800 Hamlin Road, Auburn Hills, Michigan 48326 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 754-5000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Exhibit Index
VK Auto Lease Trust 2002-A Servicer Certificate

Item 5. Other Events

          The Servicer Certificate relating to the Volkswagen Auto Lease Trust 2002-A, for the Collection Period ended November 1, 2003, provided to The Bank of New York, as indenture trustee, is attached hereto as Exhibit 20 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Designation	Description	Method of Filing

Exhibit 20	Volkswagen Auto Lease Trust 2002-A Servicer Certificate for the Collection Period ended November 1, 2003 provided to The Bank of New York, as indenture trustee.	Filed with this report.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

Dated: Nov. 20, 2003	Volkswagen Auto Lease Underwritten Funding, LLC

By: /s/ Timothy J. Flaherty

Timothy J. Flaherty
Assistant Treasurer

VW Credit Leasing, LTD.
By: VW Credit, Inc. as Servicer

By: /s/ Timothy J. Flaherty

Timothy J. Flaherty
Assistant Treasurer

Volkswagen Auto Lease Trust 2002-A
By: VW Credit, Inc. as Administrator

By: /s/ Timothy J. Flaherty

Timothy J. Flaherty
Assistant Treasurer

Exhibit Index

Designation	Description	Method of Filing

Exhibit 20	Volkswagen Auto Lease Trust 2002-A Servicer Certificate for the Collection Period ended November 1, 2003 provided to The Bank of New York, as indenture trustee.	Filed with this report.